                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                          July 2, 1999 (June 22, 1999)



                             Suiza Foods Corporation
             (Exact name of registrant as specified in its charter)


              Delaware                            340-28130                           75-2559681

  (State or other Jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           Incorporation)


                        2515 McKinney Avenue, Suite 1200
                              Dallas, Texas 75201
              (Address of principal executive offices) (Zip code)



              Registrant's telephone number, including area code:
                                 (214) 303-3400

ITEM 5. OTHER EVENTS.

         On June 22, 1999, Suiza Foods Corporation, a Delaware corporation, issued a press release announcing that Suiza had completed its previously announced acquisition of Broughton Foods Company, an Ohio corporation, following approval by Broughton's shareholders at a special meeting held on June 10, 1999. The Press Release announcing the agreement is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1 Press Release dated June 22, 1999, relating to the closing of the Broughton acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  July 2, 1999         SUIZA FOODS CORPORATION



                                  By:    /S/ LISA N. TYSON
                                     ----------------------------------------
                                         Lisa N. Tyson
                                         Vice President
                                         and Assistant General Counsel

                                INDEX TO EXHIBITS

   Exhibit
    Number                          Description
    ------                          -----------
    99.1        Press Release dated June 22, 1999 relating to the closing of the Broughton acquisition.